Anchor Series Trust

  Supplement to the Prospectus dated April 1, 1998



  On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of Anchor Series Trust (the "Trust"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo, and a new subadvisory agreement between SAAMCo and Wellington Management Company, LLP, each to take effect on January 1st. The new agreements have no effect on the fees or expenses payable by the Trust or its shareholders.

  At the December 30, 1998 meeting, shareholders of the Natural Resources Portfolio also approved the revocation of the Portfolio's concentration policy. Accordingly, the Portfolio is no longer required to invest more than 25% of its total assets in securities of companies in gold-related industries.










                                Dated:    January 4, 1999